Exhibit 99.1

NOMINATION AND STANDSTILL AGREEMENT

This Nomination and Standstill Agreement, dated September 15, 2014 (this “Agreement”), is by and among the persons and entities listed on Schedule A (collectively, the “Icahn Group”, and individually a “member” of the Icahn Group) and Hertz Global Holdings, Inc. (the “Company”).  In consideration of and reliance upon the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

1.	Board Representation and Board Matters.

(a)	The Company and the Icahn Group agree as follows:

(i)
on the date of this Agreement, the Company will appoint each of Vincent J. Intrieri, Samuel Merksamer and Daniel A. Ninivaggi (collectively the “Icahn Designees” and each an “Icahn Designee”) to the Board of Directors of the Company (the “Board”) through the retirement of three existing members of the Board, and the Board shall appoint the Icahn Designees to fill such resulting vacancies, with each Icahn Designee having the same term as that of his predecessor.  Mr. Intrieri, Mr. Merksamer and Mr. Ninivaggi shall be appointed to Class II, Class I and Class I, respectively, of the Board;

(ii)
as long as the Icahn Group has not materially breached this Agreement and failed to cure such breach within five business days of written notice from the Company specifying any such breach, the Company  agrees that the Company’s slate of nominees for the 2015 annual meeting of stockholders of the Company (the “2015 Annual Meeting”) will include all of the remaining Class III directors of the current Board, whose terms are expiring at the 2015 Annual Meeting (as long as they are willing to serve), and the Icahn Group agrees not to conduct a proxy contest regarding any matter, including the election of directors, with respect to the 2015 Annual Meeting;

(iii)
that as a condition to the Icahn Designees’ appointment to the Board, the Icahn Group, including the Icahn Designees, agrees to provide to the Company, prior to nomination and appointment and on an on-going basis while serving as a member of the Board, such information and materials as the Company routinely receives from other members of the Board or as is required to be disclosed in proxy statements under applicable law or as is otherwise reasonably requested by the Company from time-to-time from all members of the Board in connection with the Company’s legal, regulatory, auditor or stock exchange requirements, a completed D&O Questionnaire in the form separately provided to the Icahn Group and, as contemplated by Section 1(b) of this Agreement, an executed irrevocable resignation as director in the form attached hereto as Exhibit A (the “Nomination Documents”);

(iv)
that should any Icahn Designee resign from the Board or be rendered unable to, or refuse to, be appointed to, or for any other reason fail to serve or is not serving, on, the Board (other than as a result of not being nominated by the Company for an annual meeting of stockholders subsequent to the 2015 Annual Meeting), as long as the Icahn Group has not materially breached this Agreement and failed to cure such breach within five business days of written notice from the Company specifying any such breach, the Icahn Group shall be entitled to designate, and the Company shall cause to be added as a member of the Board, a replacement that is approved by the Company, such approval not to be unreasonably withheld or delayed (an “Acceptable Person”) (and if such proposed designee is not an Acceptable Person, the Icahn Group shall be entitled to continue designating a recommended replacement until such proposed designee is an Acceptable Person) (a “Replacement”).  Any such Replacement who becomes a Board member in replacement of any Icahn Designee shall be deemed to be an Icahn Designee for all purposes under this Agreement, and prior to his or her appointment to the Board, shall be required to provide to the Company the Nomination Documents, including an irrevocable resignation as director in the form attached hereto as Exhibit A;

(v)
that for any annual meeting of stockholders subsequent to the 2015 Annual Meeting, the Company shall notify the Icahn Group in writing no less than forty-five (45) calendar days before the advance notice deadline set forth in the Company’s Amended & Restated Bylaws whether any Icahn Designee whose term expires at such annual meeting will be nominated by the Company for election as a director at such annual meeting and, if the Icahn Designees are to be so nominated, shall use reasonable best efforts to cause the election of the Icahn Designees so nominated by the Company (including recommending that the Company’s stockholders vote in favor of the election of the Icahn Designees, including the Icahn Designees in the Company’s proxy statement and proxy card for such annual meeting and otherwise supporting the Icahn Designees for election in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees in the aggregate);

(vi)
that as of the date of this Agreement, the Company represents and warrants that, prior to the Board appointing the Icahn Designees as directors as contemplated by Section 1(a)(i), the Board is composed of nine (9) directors and that there are no vacancies on the Board.  The Company agrees that, from and after the date of this Agreement, so long as an Icahn Designee is a member of the Board, without the approval of the Icahn Designees who are then members of the Board, the Board shall not increase the size of the Board above nine (9) directors, each having one vote on all matters; provided however that in connection with the hiring of a permanent Chief Executive Officer, the Board may be increased to ten (10) directors solely to allow the permanent Chief Executive Officer to be appointed as a director of the Company, in which case, the Company agrees that, from and after the date of such permanent Chief Executive Officer’s appointment to the Board, so long as an Icahn Designee is a member of the Board, without the approval of the Icahn Designees who are then members of the Board, the Board shall not increase the size of the Board above ten (10) directors, each having one vote on all matters;

(vii)
that: (1) as of the date of this Agreement, the Board has dissolved the Executive and Finance Committee of the Board; (2) from and after the date of this Agreement, so long as an Icahn Designee is a member of the Board, the Board shall not form an Executive Committee or any other committee with functions similar to those customarily granted to an Executive Committee; (3) from and after the date of this Agreement, so long as an Icahn Designee is a member of the Board, the Board shall not form any new committee without offering to at least one Icahn Designee the opportunity to be a member of such committee (provided, however that if such committee has more than four members then two Icahn Designees shall be offered to be appointed to such committee (to the extent there are two or more Icahn Designees or Replacements then on the Board)); and (4) from and after the date of this Agreement, so long as an Icahn Designee is a member of the Board, with respect to any Board consideration of appointment and employment of executive officers, mergers, acquisitions of material assets, dispositions of material assets, or other extraordinary transactions, such consideration, and voting with respect thereto, shall take place only at the full Board level or in committees of which one of the Icahn Designees is a member.  Each of the Icahn Designees confirms that he or she will in good faith consider recusal from such portions of Board or committee meetings, if any, involving actual conflicts between the Company and the Icahn Group.  Based upon the representation provided by the Icahn Group in Section 6 of this Agreement, the Company acknowledges and agrees that the Icahn Designees do not have a material relationship with the Company as such term is used in Section 303A.02 of the NYSE Manual by virtue of the Icahn Group’s beneficial ownership of Common Shares as of the date of this Agreement;

(viii)
that, to the extent permitted by law and the Company’s existing insurance coverage, from and after the date of this Agreement, the Icahn Designees shall be covered by the same indemnification and insurance provisions and coverage as are applicable to the individuals that are currently directors of the Company;

(ix)
concurrently with their appointments to the Board pursuant to Section 1(a)(i), the Board will appoint (1) Samuel Merksamer to the Nominating and Governance Committee of the Board, (2) Vincent J. Intrieri to the Audit Committee of the Board and (3) Daniel A. Ninivaggi to the Compensation Committee of the Board; and

(x)
the Board has taken all action necessary to form a new committee of the Board (the “CEO Succession Committee”), comprised of five directors, two of whom shall be Icahn Designees (it being understood that Vincent J. Intrieri and Samuel Merksamer shall be the Icahn Designees on such committee) with Ms. Linda Fayne Levinson serving as its Chair.  The CEO Succession Committee shall be responsible for running the process for the selection of a new chief executive officer of the Company, considering both internal and external candidates, and shall require approval from at least four of the five of its members before any candidate may be recommended for consideration by the full Board.

(b)
Any provision in this Agreement to the contrary notwithstanding, if at any time after the date of this Agreement, the Icahn Group, together with all controlled Affiliates of the members of the Icahn Group (such controlled Affiliates, collectively and individually, the “Icahn Affiliates”), ceases collectively to beneficially own (as defined in Rule 13d-3 promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), an aggregate Net Long Position (X) in at least 28,500,000 shares of common stock, par value $0.01 per share, of the Company (“Common Shares”) (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like), (1) the Icahn Group shall cause one of the Icahn Designees to promptly tender his or her resignation from the Board and any committee of the Board on which he or she then sits and (2) the Company shall have no further obligations under this Section 1 with respect to more than two Icahn Designees, (Y) in at least 22,800,000 Common Shares (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like), (1) the Icahn Group shall cause two of the Icahn Designees to promptly tender his or her resignation from the Board and any committee of the Board on which he or she then sits and (2) the Company shall have no further obligations under this Section 1 with respect to more than one Icahn Designee or (Z) in at least 19,000,000 Common Shares (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like), (1) the Icahn Group shall cause each of the Icahn Designees to promptly tender his or her resignation from the Board and any committee of the Board on which he or she then sits and (2) the Company shall have no further obligations under this Section 1.  In furtherance of this Section 1(b), each Icahn Designee shall, prior to his or her appointment to the Board, and each member of the Icahn Group shall cause each Icahn Designee to, execute an irrevocable resignation as director in the form attached hereto as Exhibit A and deliver it to the Company.  The Icahn Group shall, upon request, keep the Company regularly apprised of the Net Long Position of the Icahn Group and the Icahn Affiliates to the extent that such position differs from the ownership positions publicly reported on the Icahn Group’s Schedule 13D and amendments thereto.  For purposes of this Agreement: the term “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated by the SEC under the Exchange Act; the term “Net Long Position” shall mean: such Common Shares beneficially owned, directly or indirectly, that constitute such person’s net long position as defined in Rule 14e-4 under the Exchange Act mutatis mutandis, provided that “Net Long Position” shall not include any shares as to which such person does not have the right to vote or direct the vote or as to which such person has entered into a derivative or other agreement, arrangement or understanding that hedges or transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of such shares; and the terms “person” or “persons” shall mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability or unlimited liability company, joint venture, estate, trust, association, organization or other entity of any kind or nature.

(c)
As of the date of this Agreement, the Company has amended, the Rights Agreement, dated as of December 30, 2013, between the Company and Computershare Trust Company, N.A. (as may be amended from time to time, the “Rights Agreement”), to increase the ownership threshold for purposes of determining “Acquiring Person” status from 10% to 20% (including for a “Passive Institutional Investor” as such term is defined in the Rights Agreement) and to provide for a “Qualifying Offer” exception to the Acquiring Person definition to permit certain offers made for all Common Shares and such amended Rights Agreement (to the extent that it remains in place) shall be presented for the approval of stockholders at the 2015 Annual Meeting (the “Rights Agreement Proposal”) and the Company agrees that if the Rights Agreement Proposal does not receive at least a majority of the Common Shares voted at the 2015 Annual Meeting voting in favor of continuing the Rights Agreement, then the Rights Agreement shall immediately terminate.  The amendment to the Rights Agreement is attached hereto as Exhibit D;

(d)
During the Board Representation Period (as defined below), to the extent the Company amends the Rights Agreement or adopts any other Rights Plan (as defined below), then, in either case, the Company agrees that (i) the ownership threshold for purposes of determining “Acquiring Person” status (or such similar concept) will not be below 20% of the then total outstanding Common Shares and (ii) any such amended Rights Agreement or Rights Plan will include a “Qualifying Offer” exception in the same manner as such term is used in Amendment No. 1 to the Rights Agreement (attached hereto as Exhibit D);

(e)
The Company shall enter into a customary form of registration rights agreement with the Icahn Group (the “Registration Rights Agreement”) by no later than October 31, 2014, which such Registration Rights Agreement shall include the terms as set forth in Exhibit E.

(f)
At all times from the date of this Agreement through the termination of their service as a member of the Board, each of the Icahn Designees shall comply with all written policies, procedures, processes, codes, rules, standards and guidelines applicable to Board members and of which the Icahn Designees have been provided written copies in advance (or which have been filed with the Securities and Exchange Commission or posted on the Company’s website), including but not limited to the Company’s code of business conduct and ethics, standards of business conduct, securities trading policies, insider trading policy, directors confidentiality policy, directors’ code of conduct, and corporate governance guidelines, and preserve the confidentiality of Company business and information, including discussions or matters considered in meetings of the Board or Board committees (except as permitted in the confidentiality agreement to be entered into pursuant to Section 4 of this Agreement).  For the avoidance of doubt, without limiting the applicability of relevant laws, the Company agrees that such policies, procedures, processes, codes, rules, standards and guidelines shall not be applicable to, or deemed to apply or extend to, the members of the Icahn Group (other than their application to each of the Icahn Designees).

2.	Certain Other Matters.

(a)
The parties acknowledge that an Icahn Designee may resign from the Board at any time by giving at least twenty-five (25) calendar days prior written notice to the Board.  From the date of this Agreement until the later of (x) the conclusion of the 2015 Annual Meeting and (y) the date that no Icahn Designee is a member of the Board (it being understood that if such an Icahn Designee is no longer a member of the Board due to circumstances in which the Icahn Group would be entitled to appoint a Replacement, an Icahn Designee shall be deemed to continue to be a member of the Board for all purposes of this Agreement until such time as the Icahn Group irrevocably waives in writing any right to designate such a Replacement or appoints such a Replacement (the “Replacement Waiver”); provided that if an Icahn Designee resigns and fails to give at least twenty-five (25) calendar days prior notice to the Board of such resignation, an Icahn Designee shall be deemed to continue to be a member of the Board for purposes of this Section 2(a) of this Agreement until the twenty-fifth (25th) day following the later of (A) the effective date of such resignation and (B) the date of the Replacement Waiver) (such period, the “Board Representation Period”), so long as the Company has not materially breached this Agreement and failed to cure such breach within five (5) business days of written notice from any member of the Icahn Group specifying any such breach, no member of the Icahn Group shall, directly or indirectly, and each member of the Icahn Group shall cause each Icahn Affiliate not to, directly or indirectly (it being understood and agreed that none of the following restrictions shall apply to any Icahn Designee or Replacement solely in such person’s capacity as a director of the Company or in any way prevent or restrict such director from raising any of the matters described in the following restrictions with other members of the Board (solely in their capacity as directors)):

(i)
solicit proxies or written consents of stockholders or conduct any other type of referendum (binding or non-binding) with respect to, or from the holders of, the Voting Securities (as defined below), or become a “participant” (as such term is defined in Instruction 3 to Item 4 of Schedule 14A promulgated under the Exchange Act) in or assist any third party in any “solicitation” of any proxy, consent or other authority (as such terms are defined under the Exchange Act) to vote or withhold from voting any Voting Securities (other than such encouragement, advice or influence that is consistent with Company management’s recommendation in connection with such matter);

(ii)
encourage, advise or influence any other person or assist any third party in so encouraging, assisting or influencing any person with respect to the giving or withholding of any proxy, consent or other authority to vote or in conducting any type of referendum (other than such encouragement, advice or influence that is consistent with Company management’s recommendation in connection with such matter);

(iii)
form or join in a partnership, limited partnership, syndicate or a “group” as defined under Section 13(d) of the Exchange Act, with respect to the Voting Securities, or otherwise support or participate in any effort by a third party with respect to the matters set forth in clause (i), (vi) or (viii) herein, except in the case of paragraph (viii), as may be compelled by judicial process or required by regulatory requirements;

(iv)
present (or request to present) at any annual meeting or any special meeting of the Company’s stockholders or through action by written consent any proposal for consideration for action by stockholders or (except as explicitly permitted by this Agreement) propose (or request to propose) any nominee for election to the Board or seek representation on the Board or the removal of any member of the Board;

(v)
grant any proxy, consent or other authority to vote with respect to any matters (other than to the named proxies included in the Company’s proxy card for any annual meeting or special meeting of stockholders) or deposit any Voting Securities of the Company in a voting trust or subject them to a voting agreement or other arrangement of similar effect with respect to any (x) annual meeting of stockholders, (y) special meeting of stockholders or (z) action by written consent (excluding customary brokerage accounts, margin accounts, prime brokerage accounts and the like), in each case, except as provided in Section 2(b) below;

(vi)	make any request under Section 220 of the Delaware General Corporation Law;

(vii)
make, or cause to be made, by press release or similar public statement to the press or media (including social media), or in an SEC filing, any statement or announcement that disparages (as distinct from objective statements reflecting business criticism) the Company, its officers or its directors or any person who has served as an officer or director of the Company in the past;

(viii)
institute, solicit, assist or join, as a party, any litigation, arbitration or other proceeding against or involving the Company or any of its current or former directors or officers (including derivative actions) other than to enforce the provisions of this Agreement;

(ix)
acquire Beneficial Ownership of Voting Securities that would equal or exceed (in the aggregate with all other members of the Icahn Group and all Icahn Affiliates) the greater of (x) 20% of the then total outstanding Voting Securities and (y) the percentage of the then total outstanding Voting Securities acquired by any other Person under circumstances in which the Board has waived or carved out by exception or similar devices the applicability of the Rights Agreement or any other Rights Plan (as hereafter defined) which the Company hereafter adopts to such Person’s acquisition of the Voting Securities (and the Company hereby does, and agrees that it shall, provide the same waiver, carve out, exception or similar device for the Icahn Group and its Affiliates). The term “Rights Plan” shall mean any plan or arrangement of the sort commonly referred to as a “rights plan” or “stockholder rights plan” or “shareholder rights plan” or “poison pill” that is designed to increase the cost to a potential acquirer of exceeding the applicable ownership thresholds either through the issuance of new rights, Common Shares or preferred shares (or any other security or device that may be issued to stockholders of the Company other than ratably to all stockholders of the Company) that carry severe redemption provisions, favorable purchase provisions or otherwise, and any related rights agreement;

(x)
without the prior approval of the Board, separately or in conjunction with any other person or entity in which it is or proposes to be either a principal, partner or financing source or is acting or proposes to act as broker or agent for compensation, propose (publicly or to the Company) or participate in, effect or seek to effect, any tender offer or exchange offer, merger, acquisition, business combination, reorganization, restructuring, recapitalization, sale or acquisition of material assets, liquidation, or dissolution involving the Company or any of its subsidiaries or its or their securities or a material amount of the assets or businesses of the Company or any of its subsidiaries (collectively, an “Extraordinary Transaction”); provided that nothing in this Agreement shall prohibit any member of the Icahn Group from selling or tendering its Voting Securities, or otherwise receiving consideration, in connection with any Extraordinary Transaction; provided further that following the commencement of a tender or exchange offer by a Person other than a member of the Icahn Group that constitutes a Qualifying Offer under the Rights Agreement or any Rights Plan then in effect, the restrictions in this Section 2(a)(x) shall not restrict in any way, any member of the Icahn Group from commencing a tender or exchange offer that would constitute a Qualifying Offer under the Rights Agreement or any Rights Plan then in effect; or

(xi)	request, directly or indirectly, any amendment or waiver of the foregoing in a manner that would reasonably likely require public disclosure by the Icahn Group or the Company.

As used in this Agreement, the term “Voting Securities” shall mean the Common Shares and any other equity securities of the Company, or securities convertible into, or exercisable or exchangeable for Common Shares or such other equity securities, whether or not subject to the passage of time or other contingencies.

As used in this Agreement, the term “Beneficial Ownership” of “Voting Securities” means ownership of: (i) Voting Securities, (ii) rights or options to own or acquire any Voting Securities (whether such right or option is exercisable immediately or only after the passage of time or upon the satisfaction of one or more conditions (whether or not within the control of such person), compliance with regulatory requirements or otherwise) and (iii) any other economic exposure to Voting Securities, including through any derivative transaction that gives any such person or any of such person’s controlled Affiliates the economic equivalent of ownership of an amount of Voting Securities due to the fact that the value of the derivative is explicitly determined by reference to the price or value of Voting Securities, or which provides such person or any of such person’s controlled Affiliates an opportunity, directly or indirectly, to profit, or to share in any profit, derived from any increase in the value of Voting Securities, in any case without regard to whether (x) such derivative conveys any voting rights in Voting Securities to such person or any of such person’s Affiliates, (y) the derivative is required to be, or capable of being, settled through delivery of Voting Securities, or (z) such person or any of such person’s Affiliates may have entered into other transactions that hedge the economic effect of such Beneficial Ownership of Voting Securities.    For purposes of this Section, no Person shall be, or be deemed to be, the “Beneficial Owner” of, or to “beneficially own,” any securities beneficially owned by any director of the Company to the extent such securities were acquired directly from the Company by such director as or pursuant to director compensation for serving as a director of the Company.

(b)
Unless the Company or the Board has: (1) breached Sections 1(a)(i), (ii), (v) or (vi); (2) breached Sections 1(a)(vii), (viii), (ix) or (x) and failed to cure such breach within five (5) business days following the receipt of written notice from the Icahn Group specifying any such breach; or (3) otherwise materially breached this Agreement and failed to cure such breach within five (5) business days following the receipt of written notice from the Icahn Group specifying any such breach, during the Board Representation Period each member of the Icahn Group shall (1) cause, in the case of all Voting Securities owned of record, and (2) instruct the record owner, in the case of all shares of Voting Securities Beneficially Owned but not owned of record, directly or indirectly, by it, or by any Icahn Affiliate, in each case as of the record date for any annual meeting of stockholders (including the 2015 Annual Meeting) or any special meeting of stockholders within the Board Representation Period, in each case that are entitled to vote at any such annual or special meeting, to be present for quorum purposes and to be voted, at all such annual or special meetings (including the  2015 Annual Meeting) or at any adjournments or postponements thereof, (i) for all directors nominated by the Board for election at such annual or special meeting (so long as the Icahn Designees are either nominated by the Board or will otherwise continue to be on the Board after such meeting), (ii) against any directors proposed that are not nominated by the Board for election at such annual or special meeting, and (iii) in favor of the appointment of the Company’s auditors.  Except as provided in the foregoing sentence, the Icahn Group shall not be restricted from voting “For”, “Against” or “Abstaining” from any other proposals at any annual or special meeting.

(c)
As long as the Icahn Group has not materially breached this Agreement and failed to cure such breach within five business days of written notice from the Company specifying any such breach, the Company shall not make, or cause to be made, by press release or similar public statement, including to the press or media (including social media), or in an SEC filing, any statement or announcement that disparages (as distinct from objective statements reflecting business criticism) any member of the Icahn Group, the officers or directors of any member of the Icahn Group, or any person who has served as an officer or director of any member of the Icahn Group in the past.

3.
Public Announcements.  Unless otherwise agreed, no earlier than 8:00 a.m., New York City time, on the first trading day after the date of this Agreement, the Company and the Icahn Group shall announce the execution of this Agreement by means of a press release in the form attached to this Agreement as Exhibit C (the “Press Release”).  Neither the Company nor the Icahn Group shall make any public announcement or statement that is inconsistent with or contrary to the statements made in the Press Release, except as required by law or the rules of any stock exchange or with the prior written consent of the other party.  The Company acknowledges that the Icahn Group intends to file this Agreement and the Press Release (if any) as an exhibit to its Schedule 13D pursuant to an amendment. The Company shall have an opportunity to review in advance any Schedule 13D filing made by the Icahn Group with respect to this Agreement and the Icahn Group shall have an opportunity to review in advance the Form 8-K to be made by the Company with respect to this Agreement.

4.
Confidentiality Agreement. The Company hereby agrees that: (i) the Icahn Designees are permitted to and may provide confidential information subject to and in accordance with the terms of the confidentiality agreement in the form attached to this Agreement as Exhibit B (the “Confidentiality Agreement”) (which the Icahn Group agrees to execute and deliver to the Company and cause the Icahn Designees to abide by) and (ii) the Company will execute and deliver the Confidentiality Agreement to the Icahn Group substantially contemporaneously with execution and delivery thereof by the other signatories thereto.  During the Board Representation Period, in the case where Carl Icahn is not himself an Icahn Designee, the Board shall not adopt a policy precluding members of the Board from speaking to Mr. Icahn, and the Company confirms that it will advise members of the Board that they may speak to Mr. Icahn (but subject to the Confidentiality Agreement), if they are willing to do so (but may caution them regarding specific matters, if any, that involve conflicts between the Company and the Icahn Group).

5.
Representations and Warranties of All Parties.  Each of the parties represents and warrants to the other party that: (a) such party has all requisite company power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (b) this Agreement has been duly and validly authorized, executed and delivered by it and is a valid and binding obligation of such party, enforceable against such party in accordance with its terms; (c) this Agreement will not result in a violation of any terms or conditions of any agreements to which such person is a party or by which such party may otherwise be bound or of any law, rule, license, regulation, judgment, order or decree governing or affecting such party; and (d) there is currently no pending or outstanding litigation between the Icahn Group and the Company or affiliates thereof concerning requests or demands by the Icahn Group pursuant to Section 220 of the Delaware General Corporation Law or otherwise.  The Company represents and warrants that, since January 1, 2014 through the date of this Agreement, other than as publicly disclosed, no amendments or modifications have been made to the Company’s Amended & Restated Bylaws.

6.
Representations and Warranties of Icahn Group.  Each member of the Icahn Group jointly represents and warrants that, as of the date of this Agreement, (i) the Icahn Group collectively Beneficially Own, an aggregate of 38,800,000 Common Shares; (ii) except for such ownership, no member of the Icahn Group, individually or in the aggregate with all other members of the Icahn Group and Icahn Affiliates, has any other Beneficial Ownership of, and/or economic exposure to, any Voting Securities, including through any derivative transaction described in the definition of “Beneficial Ownership” above; (iii) the Icahn Group, collectively with the Icahn Affiliates, have a Net Long Position of 38,800,000 Common Shares, and (iv) other than the Icahn Group’s beneficial ownership of Common Shares, the Icahn Designees do not have a material relationship with the Company as such term is used in Section 303A.02 of the NYSE Manual.

7.
Miscellaneous.  The parties hereto recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy.  Accordingly, each party agrees that in addition to other remedies the other party shall be entitled to at law or equity, the other party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement exclusively in the Court of Chancery or other federal or state courts of the State of Delaware.  In the event that any action shall be brought in equity to enforce the provisions of this Agreement, no party shall allege, and each party hereby waives the defense, that there is an adequate remedy at law.  Furthermore, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the Court of Chancery or other federal or state courts of the State of Delaware in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the Court of Chancery or other federal or state courts of the State of Delaware, and each of the parties irrevocably waives the right to trial by jury, (d) agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce the terms by way of equitable relief and (e) irrevocably consents to service of process by a reputable overnight mail delivery service, signature requested, to the address of such party’s principal place of business or as otherwise provided by applicable law.  THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE.

8.
No Waiver.  Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement.  The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

9.
Entire Agreement.  This Agreement and the Confidentiality Agreement contain the entire understanding of the parties with respect to the subject matter hereof and may be amended only by an agreement in writing executed by the parties hereto.

10.
Notices.  All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be deemed validly given, made or served, if (a) given by telecopy and email, when such telecopy and email is transmitted to the telecopy number set forth below and sent to the email address set forth below and the appropriate confirmation is received or (b) if given by any other means, when actually received during normal business hours at the address specified in this subsection:

if to the Company:	Hertz Global Holdings, Inc.
999 Vanderbilt Beach Road
3rd Floor
Naples, Florida 34108
Facsimile: (239) 552-5561
Email: jzimmerman@hertz.com
	Attention:	J. Jeffrey Zimmerman, Executive Vice President, General Counsel and Secretary

With copies to (which shall not constitute notice):

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Facsimile: 212-403-2000
Email: dakatz@wlrk.com
Attention: David A Katz

and

Cravath, Swaine & Moore LLP
825 Eighth Avenue
New York, NY 10019
Facsimile: (212) 474-3700
Email: sbarshay@cravath.com
Attention: Scott A. Barshay

if to the Icahn Group:
Icahn Associates Corp.
767 Fifth Avenue, 47th Floor
New York, New York 10153
Attention: Keith Cozza
Email: KCozza@sfire.com

With a copy to (which shall not constitute notice):

Icahn Associates Corp.
767 Fifth Avenue, 47th Floor
New York, New York 10153
	Attention: Andrew Langham	Louie Pastor
	Email ALangham@sfire.com	LPastor@sfire.com

11.
Severability.  If at any time subsequent to the date of this Agreement, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this Agreement.

12.	Counterparts. This Agreement may be executed (including by facsimile or PDF) in two or more counterparts which together shall constitute a single agreement.

13.	Successors and Assigns. This Agreement shall not be assignable by any of the parties to this Agreement. This Agreement, however, shall be binding on successors of the parties hereto.

14.	No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and is not enforceable by any other persons.

15.	Fees and Expenses. Neither the Company, on the one hand, nor the Icahn Group, on the other hand, will be responsible for any fees or expenses of the other in connection with this Agreement.

16.
Interpretation and Construction.  Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed the same with the advice of said independent counsel.  Each party and its counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation.  Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this Agreement shall be decided without regards to events of drafting or preparation.  The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  The term “including” shall be deemed to mean “including without limitation” in all instances.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused the same to be executed by its duly authorized representative as of the date first above written.

HERTZ GLOBAL HOLDINGS, INC.

By:	/s/ Thomas C. Kennedy
	Name:	Thomas C. Kennedy
	Title:	Senior Executive Vice President and Chief Financial Officer

[Signature Page to Nomination and Standstill Agreement]

MR. CARL C. ICAHN

/s/ Carl C. Icahn
Carl C. Icahn

VINCENT J. INTRIERI

/s/ Vincent J. Intrieri
Vincent J. Intrieri

SAMUEL MERKSAMER

/s/ Samuel Merksamer
Samuel Merksamer

DANIEL A. NINIVAGGI

/s/ Daniel A. Ninivaggi
Daniel A. Ninivaggi

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Secretary; Treasurer

HOPPER INVESTMENTS LLC
By: Barberry Corp., its sole member

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Secretary; Treasurer

BARBERRY CORP.

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Secretary; Treasurer

[Signature Page to Nomination and Standstill Agreement]

ICAHN PARTNERS LP

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Chief Operating Officer

ICAHN PARTNERS MASTER FUND LP

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Chief Operating Officer

ICAHN ENTERPRISES G.P. INC.

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	President; and Chief Exeuctive Officer

ICAHN ENTERPRISES HOLDINGS L.P.
By: Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	President; and Chief Execuctive Officer

IPH GP LLC

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Chief Operating Officer

ICAHN CAPITAL LP

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Chief Operating Officer

[Signature Page to Nomination and Standstill Agreement]

ICAHN OFFSHORE LP

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Chief Operating Officer

BECKTON CORP

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Secretary; Treasurer

[Signature Page to Nomination and Standstill Agreement]

SCHEDULE A

------------------------------

MR. CARL C. ICAHN

HIGH RIVER LIMITED PARTNERSHIP

HOPPER INVESTMENTS LLC

BARBERRY CORP.

ICAHN PARTNERS LP

ICAHN PARTNERS MASTER FUND LP

ICAHN ENTERPRISES G.P. INC.

ICAHN ENTERPRISES HOLDINGS L.P.

IPH GP LLC

ICAHN CAPITAL LP

ICAHN ONSHORE LP

ICAHN OFFSHORE LP

BECKTON CORP.

VINCENT J. INTRIERI

SAMUEL MERKSAMER

DANIEL A. NINIVAGGI

EXHIBIT A

FORM OF IRREVOCABLE RESIGNATION RE: NOMINATION AND STANDSTILL AGREEMENT

September 15, 2014

Board of Directors
Hertz Global Holdings, Inc.
999 Vanderbilt Beach Road
3rd Floor
Naples, Florida 34108

Re:           Resignation

Ladies and Gentlemen:

This irrevocable resignation is delivered pursuant to Section 1(a)(iv) and 1(b) of that certain Nomination and Standstill Agreement, dated September 15, 2014, between Hertz Global Holdings, Inc. and the members of the Icahn Group signatory thereto (the “Agreement”).  Capitalized terms used herein but not defined shall have the meaning set forth in the Agreement.  Effective only upon, and subject to, such time as the Icahn Group, together with all of the Icahn Affiliates, ceases collectively to “beneficially own” (as defined in Rule 13d-3 under the Exchange Act) an aggregate Net Long Position (X) of at least 28,500,000 Common Shares (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like), I hereby resign from my position as a director of the Company and from any and all committees of the Board on which I serve if I am the Icahn Designee designated by the Icahn Group to resign, (Y) of at least 22,800,000 Common Shares (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like), I hereby resign from my position as a director of the Company and from any and all committees of the Board on which I serve if I am the Icahn Designee designated by the Icahn Group to resign and (Z) of at least 19,000,000 Common Shares (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like), I hereby resign from my position as a director of the Company and from any and all committees of the Board on which I serve.

[Signature Page Follows]

Sincerely,

___________________________________
Name:

1

EXHIBIT B

CONFIDENTIALITY AGREEMENT

HERTZ GLOBAL HOLDINGS, INC.

September 15, 2014

To:           Each of the persons or entities listed on Schedule A (the “Icahn Group” or “you”)

Ladies and Gentlemen:

This letter agreement shall become effective upon the appointment of any Icahn Designee to the Board of Directors (the “Board”) of Hertz Global Holdings, Inc. (the “Company”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Nomination and Standstill Agreement (the “Nomination Agreement”), dated as of September 15, 2014, among the Company and the Icahn Group.  The Company understands and agrees that, subject to the terms of, and in accordance with, this letter agreement, an Icahn Designee may, if and to the extent he or she desires to do so, disclose information he or she obtains while serving as a member of the Board to you and your Representatives (as hereinafter defined), and may discuss such information with any and all such persons, subject to the terms and conditions of this Agreement.  As a result, you may receive certain non-public information regarding the Company.  You acknowledge that this information is proprietary to the Company and may include trade secrets or other business information the disclosure of which could harm the Company.  In consideration for, and as a condition of, the information being furnished to you and, subject to the restrictions in paragraph 2, the persons set forth on Schedule B (collectively, the “Representatives”), you agree to treat any and all information concerning or relating to the Company or any of its subsidiaries or affiliates that is furnished to you or your Representatives (regardless of the manner in which it is furnished, including in written or electronic format or orally, gathered by visual inspection or otherwise) by any Icahn Designee, or by or on behalf of the Company, together with any notes, analyses, reports, models, compilations, studies, interpretations, documents, records or extracts thereof containing, referring, relating to, based upon or derived from such information, in whole or in part (collectively, “Evaluation Material”), in accordance with the provisions of this letter agreement, and to take or abstain from taking the other actions hereinafter set forth.

1.  The term “Evaluation Material” does not include information that (i) is or has become generally available to the public other than as a result of a direct or indirect disclosure by you or your Representatives in violation of this letter agreement or any obligation of confidentiality, (ii) was within your or any of your Representatives’ possession on a non-confidential basis prior to its being furnished to you by any Icahn Designee, or by or on behalf of the Company or its agents, representatives, attorneys, advisors, directors, officers or employees (collectively, the “Company Representatives”), or (iii) is received from a source other than any Icahn Designee, the Company or any of the Company Representatives; provided, that in the case of (ii) or (iii) above, the source of such information was not believed by you, after reasonable inquiry of the disclosing person, to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other person with respect to such information at the time the information was disclosed to you.

2

2.  You and your Representatives will, and you will cause your Representatives to, (a) keep the Evaluation Material strictly confidential and (b) not disclose any of the Evaluation Material in any manner whatsoever without the prior written consent of the Company; provided, however, that you may privately disclose any of such information: (A) to your Representatives (i) who need to know such information for the sole purpose of advising you on your investment in the Company and (ii) who are informed by you of the confidential nature of such information; provided, further, that you will be responsible for any violation of this letter agreement by your Representatives as if they were parties to this letter agreement; and (B) to the Company and the Company Representatives.  It is understood and agreed that no Icahn Designee shall disclose to you or your Representatives any Legal Advice (as defined below) that may be included in the Evaluation Material with respect to which such disclosure would constitute waiver of the Company’s attorney client privilege or attorney work product privilege; provided, however, that an Icahn Designee may provide such disclosure of Legal Advice if such Icahn Designee shall not have taken any action, or failed to take any action, that has the purpose or effect of waiving attorney-client privilege or attorney work product privilege with respect to any portion of such Legal Advice and if reputable outside legal counsel of national standing provides the Company with a written opinion that such disclosure will not waive the Company’s attorney client privilege or attorney work product privilege with respect to such Legal Advice.  “Legal Advice” as used in this letter agreement shall be solely and exclusively limited to the advice provided by legal counsel and shall not include factual information or the formulation or analysis of business strategy that is not protected by the attorney-client or attorney work product privilege.

3.  In the event that you or any of your Representatives are required by applicable subpoena, legal process or other legal requirement to disclose any of the Evaluation Material, you will promptly notify (except where such notice would be legally prohibited) the Company in writing by email, facsimile and certified mail so that the Company may seek a protective order or other appropriate remedy (and if the Company seeks such an order, you will provide such cooperation as the Company shall reasonably request), at its cost and expense.  Nothing herein shall be deemed to prevent you or your Representatives, as the case may be, from honoring a subpoena, legal process or other legal requirement that requires discovery, disclosure or production of the Evaluation Material if (a) you produce or disclose only that portion of the Evaluation Material which your outside legal counsel of national standing advises you in writing is legally required to be so produced or disclosed and you inform the recipient of such Evaluation Material of the existence of this letter agreement and the confidential nature of such Evaluation Material; or (b) the Company consents in writing to having the Evaluation Material produced or disclosed pursuant to the subpoena, legal process or other legal requirement.  In no event will you or any of your Representatives oppose action by the Company to obtain a protective order or other relief to prevent the disclosure of the Evaluation Material or to obtain reliable assurance that confidential treatment will be afforded the Evaluation Material.  For the avoidance of doubt, it is understood that there shall be no “legal requirement” requiring you to disclose any Evaluation Material solely by virtue of the fact that, absent such disclosure, you would be prohibited from purchasing, selling, or engaging in derivative or other voluntary transactions with respect to the Common Shares of the Company or otherwise proposing or making an offer to do any of the foregoing, or you would be unable to file any proxy or other solicitation materials in compliance with Section 14(a) of the Exchange Act or the rules promulgated thereunder.

3

4.  You acknowledge that (a) none of the Company or any of the Company Representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of any Evaluation Material, and (b) none of the Company or any of the Company Representatives shall have any liability to you or to any of your Representatives relating to or resulting from the use of the Evaluation Material or any errors therein or omissions therefrom.  You and your Representatives (or anyone acting on your or their behalf) shall not directly or indirectly initiate contact or communication with any executive or employee of the Company other than the Chief Executive Officer, Chief Financial Officer, General Counsel, and/or such other persons approved in writing by the foregoing or the Board concerning Evaluation Material, or to seek any information in connection therewith from any such person other than the foregoing, without the prior consent of the Company; provided, however, the restriction in this sentence shall not in any way apply to any Icahn Designee acting in his or her capacity as a Board member (nor shall it apply to any other Board members).

5.  All Evaluation Material shall remain the property of the Company.  Neither you nor any of your Representatives shall by virtue of any disclosure of and/or your use of any Evaluation Material acquire any rights with respect thereto, all of which rights (including all intellectual property rights) shall remain exclusively with the Company.  At any time after the date on which no Icahn Designee is a director of the Company, upon the request of the Company for any reason, you will promptly return to the Company or destroy all hard copies of the Evaluation Material and use commercially reasonable efforts to permanently erase or delete all electronic copies of the Evaluation Material in your or any of your Representatives’ possession or control (and, upon the request of the Company, shall promptly certify to the Company that such Evaluation Material has been erased or deleted, as the case may be). Notwithstanding the return or erasure or deletion of Evaluation Material, you and your Representatives will continue to be bound by the obligations contained herein.

6.  You acknowledge, and will advise your Representatives, that the Evaluation Material may constitute material non-public information under applicable federal and state securities laws, and that you shall not, and you shall use your commercially reasonable efforts to ensure that your Representatives, do not, trade or engage in any derivative or other transaction, on the basis of such information in violation of such laws.

7.  You hereby represent and warrant to the Company that (i) you have all requisite company power and authority to execute and deliver this letter agreement and to perform your obligations hereunder, (ii) this letter agreement has been duly authorized, executed and delivered by you, and is a valid and binding obligation, enforceable against you in accordance with its terms, (iii) this letter agreement will not result in a violation of any terms or conditions of any agreements to which you are a party or by which you may otherwise be bound or of any law, rule, license, regulation, judgment, order or decree governing or affecting you, and (iv) your entry into this letter agreement does not require approval by any owners or holders of any equity or other interest in you (except as has already been obtained).

4

8.  Any waiver by the Company of a breach of any provision of this letter agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this letter agreement.  The failure of the Company to insist upon strict adherence to any term of this letter agreement on one or more occasions shall not be considered a waiver or deprive the Company of the right thereafter to insist upon strict adherence to that term or any other term of this letter agreement.

9.  You acknowledge and agree that the value of the Evaluation Material to the Company is unique and substantial, but may be impractical or difficult to assess in monetary terms.  You further acknowledge and agree that in the event of an actual or threatened violation of this letter agreement, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy.  Accordingly, you acknowledge and agree that, in addition to any and all other remedies which may be available to the Company at law or equity, the Company shall be entitled to an injunction or injunctions to prevent breaches of this letter agreement and to enforce specifically the terms and provisions of this letter agreement exclusively in the Court of Chancery or other federal or state courts of the State of Delaware.  In the event that any action shall be brought in equity to enforce the provisions of this letter agreement, you shall not allege, and you hereby waive the defense, that there is an adequate remedy at law.

10.  Each of the parties (a) consents to submit itself to the personal jurisdiction of the Court of Chancery or other federal or state courts of the State of Delaware in the event any dispute arises out of this letter agreement or the transactions contemplated by this letter agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not bring any action relating to this letter agreement or the transactions contemplated by this letter agreement in any court other than the Court of Chancery or other federal or state courts of the State of Delaware, and each of the parties irrevocably waives the right to trial by jury, (d) agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce the terms by way of equitable relief, and (e) irrevocably consents to service of process by a reputable overnight delivery service, signature requested, to the address of such party’s principal place of business or as otherwise provided by applicable law.  THIS LETTER AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE.

11.  This letter agreement and the Nomination and Standstill Agreement contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersedes all prior or contemporaneous agreements or understandings, whether written or oral.  This letter agreement may be amended only by an agreement in writing executed by the parties hereto.

5

13.  All notices, consents, requests, instructions, approvals and other communications provided for in this letter agreement and all legal process in regard to this letter agreement shall be in writing and shall be deemed validly given, made or served, if (a) given by telecopy and email, when such telecopy is transmitted to the telecopy number set forth below and sent to the email address set forth below and the appropriate confirmation is received or (b) if given by any other means, when actually received during normal business hours at the address specified in this subsection:

if to the Company:	Hertz Global Holdings, Inc.
999 Vanderbilt Beach Road
3rd Floor
Naples, Florida 34108
	Attention:	J. Jeffrey Zimmerman, Executive Vice President, General Counsel and Secretary
Facsimile: (239) 552-5561
Email: jzimmerman@hertz.com

With copies to (which shall not constitute notice):

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attention: David A Katz
Facsimile: 212-403-2000
Email: dakatz@wlrk.com

and

Cravath, Swaine & Moore LLP
825 Eighth Avenue
New York, NY 10019
Attention: Scott A. Barshay
Email: sbarshay@cravath.com

if to the Icahn Group:
Icahn Associates Corp.
767 Fifth Avenue, 47th Floor
New York, New York 10153
Attention: Keith Cozza
Facsimile: (212) 750-5807
Email: kcozza@sfire.com

With a copy to (which shall not constitute notice):

Icahn Associates Corp.
767 Fifth Avenue, 47th Floor
New York, New York 10153
	Attention: Andrew Langham	Louie Pastor
	Facsimile: (212) 688-1158	(917) 591-3310
	Email: alangham@sfire.com	lpastor@sfire.com

6

14.  If at any time subsequent to the date hereof, any provision of this letter agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this letter agreement.

15.  This letter agreement may be executed (including by facsimile or PDF) in two or more counterparts which together shall constitute a single agreement.

16.  This letter agreement and the rights and obligations herein may not be assigned or otherwise transferred, in whole or in part, by you without the express written consent of the Company.  This letter agreement, however, shall be binding on successors of the parties to this letter agreement.

17.  The Icahn Group shall cause any Replacement for an Icahn Designee appointed to the Board pursuant to Section 1(a)(iv) of the Nomination Agreement to execute a copy of this letter agreement.

18.  This letter agreement shall expire two (2) years from the date on which no Icahn Designee remains a director of the Company; except that you shall maintain in accordance with the confidentiality obligations set forth herein any Evaluation Material constituting trade secrets for such longer time as such information constitutes a trade secret of the Company as defined under 18 U.S.C. § 1839(3).

19.  No licenses or rights under any patent, copyright, trademark, or trade secret are granted or are to be implied by this letter agreement.

20.   Each of the parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this letter agreement, and that it has executed the same with the advice of said counsel. Each party and its counsel cooperated and participated in the drafting and preparation of this agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties, and any controversy over interpretations of this agreement shall be decided without regards to events of drafting or preparation. The term “including” shall in all instances be deemed to mean “including without limitation.”

[Signature Pages Follow]

7

Please confirm your agreement with the foregoing by signing and returning one copy of this letter agreement to the undersigned, whereupon this letter agreement shall become a binding agreement between you and the Company.

Very truly yours,

HERTZ GLOBAL HOLDINGS, INC.

By:
Name: Thomas C. Kennedy
Title: Senior Executive Vice President and Chief Financial Officer

[Signature Page to the Confidentiality Agreement between Hertz Global Holdings, Inc. and Icahn Group]

Accepted and agreed as of the date first written above:
MR. CARL C. ICAHN

Carl C. Icahn

VINCENT J. INTRIERI

Vincent J. Intrieri

SAMUEL MERKSAMER

Samuel Merksamer

DANIEL A. NINIVAGGI

Daniel A. Ninivaggi

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By:
Name:	Keith Cozza
Title:	Secretary; Treasurer

HOPPER INVESTMENTS LLC
By: Barberry Corp., its sole member

By:
Name:	Keith Cozza
Title:	Secretary; Treasurer

[Signature Page to the Confidentiality Agreement between Hertz Global Holdings, Inc. and Icahn Group]

BARBERRY CORP.

By:
Name:	Keith Cozza
Title:	Secretary; Treasurer

ICAHN PARTNERS LP

By:
Name:	Keith Cozza
Title:	Chief Operating Officer

ICAHN PARTNERS MASTER FUND LP

By:
Name:	Keith Cozza
Title:	President; and Chief Exeuctive Officer

ICAHN ENTERPRISES G.P. INC.

By:
Name:	Keith Cozza
Title:	President; and Chief Exeuctive Officer

ICAHN ENTERPRISES HOLDINGS L.P.
By: Icahn Enterprises G.P. Inc., its general partner

By:
Name:	Keith Cozza
Title:	President; and Chief Exeuctive Officer

IPH GP LLC

By:
Name:	Keith Cozza
Title:	Chief Operating Officer

ICAHN CAPITAL LP

By:
Name:	Keith Cozza
Title:	Chief Operating Officer

[Signature Page to the Confidentiality Agreement between Hertz Global Holdings, Inc. and Icahn Group]

ICAHN ONSHORE LP

By:
Name:	Keith Cozza
Title:	Chief Operating Officer

ICAHN OFFSHORE LP

By:
Name:	Keith Cozza
Title:	Chief Operating Officer

BECKTON CORP

By:
Name:	Keith Cozza
Title:	Secretary; Treasurer

[Signature Page to the Confidentiality Agreement between Hertz Global Holdings, Inc. and Icahn Group]

SCHEDULE A

Barberry Corp.
Beckton Corp.
Icahn Capital LP
Icahn Enterprises Holdings L.P.
Icahn Enterprises G.P. Inc.
Icahn Offshore LP
Icahn Onshore LP
Icahn Partners LP
Icahn Partners Master Fund LP
IPH GP LLC
Icahn Capital LP
High River Limited Partnership
Hopper Investments LLC
MR. CARL C. ICAHN
VINCENT J. INTRIERI
SAMUEL MERKSAMER
DANIEL A. NINIVAGGI

1

SCHEDULE B

1.  Mr. Carl Icahn
2.  Any full-time employee of a member of the Icahn Group or Icahn Associates Holding LLC (an indirect holding company of Carl Icahn).

2

EXHIBIT C

FOR IMMEDIATE RELEASE

HERTZ AND CARL ICAHN EXECUTE DEFINITIVE AGREEMENT

NAPLES, Fla., September 16, 2014 – Hertz Global Holdings Inc. (NYSE: HTZ) (“Hertz” or “the Company”) today announced that it has entered into a definitive agreement with Carl C. Icahn and affiliated entities under which Vincent J. Intrieri, Samuel Merksamer and Daniel A. Ninivaggi have been appointed to the Hertz Board of Directors as Class II, Class I and Class I directors, respectively. Messrs. Intrieri, Merksamer and Ninivaggi have also been appointed as directors to The Hertz Corporation Board of Directors. Messrs. Intrieri and Merksamer will be members of the five-person search committee, chaired by Independent Non-Executive Chair Linda Fayne Levinson, leading the process to find a permanent Chief Executive Officer of Hertz. As previously announced on September 11, 2014, Hertz had reached an agreement-in-principle with Mr. Icahn.

In addition, Henry C. Wolf, Barry H. Beracha and Philippe P. Laffont have retired from the Board. The Hertz Board now comprises nine independent directors and will expand to ten directors upon the appointment of a permanent Chief Executive Officer.

Linda Fayne Levinson, Independent Non-Executive Chair of the Hertz Board of Directors, said, “We have a talented Board with diverse skills and strong voices, all intent on improving Hertz’s performance and creating value for all shareholders. We welcome Messrs. Intrieri, Merksamer and Ninnivaggi to the Board. We are sure their experience and skill will add value, and we look forward to working with them constructively.”

Ms. Levinson continued, “While we welcome our new Board members, we will sorely miss Hank, Barry and Philippe. They are all very talented business leaders who have made valued contributions to the performance of Hertz. On behalf of the whole Board, I would like to thank them for their service.”

Carl C. Icahn commented, “This is a great outcome for Hertz and its shareholders and I thank the Hertz Board for taking this important step in putting the Company back on track. Our director designees look forward to working with Linda and the other Board members to identify a permanent CEO. I’m confident our designees will quickly prove their value to the Board and the Company, as they have done on numerous occasions in the past in creating value for all shareholders.”

Carl C. Icahn, together with his affiliates, beneficially owns approximately 38.8 million shares of Hertz common stock, which represents approximately 8.48% of Hertz’s outstanding shares. Mr. Icahn has also agreed to vote the shares he controls in support of Hertz’s slate of director nominees at the Company’s 2015 Annual Meeting. Mr. Icahn and his affiliates have also agreed to other customary standstill provisions. In addition, the Company’s shareholder rights plan has been amended to increase the triggering percentage to 20%. The complete agreement with Mr. Icahn will be filed on a Form 8-K with the Securities and Exchange Commission.

About Vincent J. Intrieri

Vincent J. Intrieri has been employed by Icahn-related entities since October 1998 in various investment-related capacities. He currently serves on the boards of Navistar International Corporation, Chesapeake Energy Corporation and Transocean Ltd. Mr. Intrieri received his B.S. in Accounting from The Pennsylvania State University (Erie Campus) and was a certified public accountant.

About Samuel Merksamer

Samuel Merksamer is a Managing Director of Icahn Capital. Mr. Merksamer currently serves on the boards of Hologic, Inc., Navistar International Corporation, Transocean Ltd., Ferrous Resources Limited and Talisman Energy Inc. He is a graduate of Cornell University.

About Daniel A. Ninivaggi

Daniel A. Ninivaggi has served as a director of Icahn Enterprises L.P. and its general partner, Icahn Enterprises G.P., Inc., since March 2012. Mr. Ninivaggi has served as a Co-Chief Executive Officer of Federal-Mogul Corporation, a supplier of automotive powertrain and safety components, since February 2014. Mr. Ninivaggi currently serves on the boards of Icahn Enterprises, Federal-Mogul Corporation and Tropicana Entertainment Inc. Mr. Ninivaggi received a B.A. in History from Columbia University in 1986, a Masters of Business Administration from the University of Chicago in 1988 and a J.D. from Stanford Law School in 1991.

About Hertz

Hertz operates its car rental business through the Hertz, Dollar, Thrifty and Firefly brands from approximately 11,465 corporate and franchisee locations in North America, Europe, Latin and South America, Asia, Australia, Africa, the Middle East and New Zealand. Hertz is the largest worldwide airport general use car rental brand, operating from approximately 9,985 corporate and franchisee locations in approximately 145 countries. Our Dollar and Thrifty brands have approximately 1,385 corporate and franchisee locations in approximately 75 countries and our Firefly brand has approximately 95 corporate and franchisee locations in 15 countries. Our Hertz brand name is one of the most recognized in the world, signifying leadership in quality rental services and products. We are one of the only car rental companies that has an extensive network of company-operated rental locations both in the United States and in all major European markets. We believe that we maintain the leading airport car rental brand market share, by overall reported revenues, in the United States and at approximately 130 major airports in Europe where we have company-operated locations and where data regarding car rental concessionaire activity is available. We believe that we also maintain the second largest market share, by overall reported revenues, in the off-airport car rental market in the United States. In our equipment rental business segment, we rent equipment through approximately 335 branches in the United States, Canada, France, Spain, the United Kingdom, China and Saudi Arabia, as well as through our international franchisees. We and our predecessors have been in the car rental business since 1918 and in the equipment rental business since 1965. We also own Donlen Corporation, or “Donlen,” based in Northbrook, Illinois, which is a leader in providing fleet leasing and management services. We have a diversified revenue base and a highly variable cost structure and are able to dynamically manage fleet capacity, the most significant determinant of our costs.

Forward Looking Language

Certain statements contained in this press release include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors that the Company believes are appropriate in these circumstances. We believe these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results. These forward-looking statements involve risks, uncertainties and assumptions. Many factors could affect our actual financial and operating results and could cause actual results to differ materially from those expressed in the forward-looking statements, due to a variety of important factors, both positive and negative.

Additional information concerning these factors can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Current Reports on Form 8-K.

The Company therefore cautions you against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts:

Investor Relations:
Hertz
Leslie Hunziker
(239) 552-5700
lhunziker@hertz.com

Media:
Hertz
Richard Broome
(239) 552-5558
rbroome@hertz.com

Joele Frank
Barrett Golden, Alyssa Cass or Dan Moore
(212) 355-4449

EXHIBIT D

AMENDMENT NO. 1 TO RIGHTS AGREEMENT

AMENDMENT NO. 1 dated as of September [●], 2014 (this “Amendment”), to the RIGHTS AGREEMENT dated as of December 30, 2013 (the “Rights Agreement”), between HERTZ GLOBAL HOLDINGS, INC., a Delaware corporation (the “Company”), and COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent (the “Rights Agent”).

WHEREAS, the Company may from time to time supplement or amend the Rights Agreement in accordance with the provisions of Section 27 thereof;

WHEREAS, the Company desires to amend the Rights Agreement as provided herein and subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth in the Rights Agreement and this Amendment, the parties hereto hereby agree as follows:

SECTION 1.  Capitalized Terms.  Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Rights Agreement.

SECTION 2.  Amendment.

(a) Section 1(a) of the Rights Agreement is hereby amended and restated in its entirety as follows:

“(a)           “Acquiring Person” shall mean any Person (as such term is hereinafter defined) who or which shall be the Beneficial Owner (as such term is hereinafter defined) of 20% or more of the shares of Common Stock then outstanding, but shall not include an Exempt Person (as such term is hereinafter defined); provided, however, that

(i)           if the Board of Directors of the Company determines that a Person who would otherwise be an “Acquiring Person” became the Beneficial Owner of a number of shares of Common Stock such that the Person would otherwise qualify as an “Acquiring Person” inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned that number of shares of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement) and without any intention of obtaining, changing or influencing control of the Company, then such Person shall not be deemed to be or to have become an “Acquiring Person” for any purposes of this Agreement unless and until such Person shall have failed to divest itself, as soon as practicable (as determined by the Board of Directors of the Company), of Beneficial Ownership of a sufficient number of shares of Common Stock so that such Person would no longer otherwise qualify as an “Acquiring Person”;

(ii)          if, as of the date hereof or prior to the first public announcement of the adoption of this Agreement, any Person is or becomes the Beneficial Owner of 20% or more of the shares of Common Stock outstanding, such Person shall not be deemed to be or to become an “Acquiring Person” unless and until such time as such Person shall, after the first public announcement of the adoption of this Agreement, become the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person is not then the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding;

(iii)         no Person shall become an “Acquiring Person” solely as a result of any unilateral grant of any security by the Company or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees;

(iv)         no Person shall become an “Acquiring Person” solely as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the proportion of the shares of Common Stock beneficially owned by such Person to 20% or more of the Common Stock then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding by reason of such share acquisitions by the Company and shall thereafter become the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person does not beneficially own 20% or more of the shares of Common Stock then outstanding; and

(v)          no Person shall become an “Acquiring Person” solely as the result of the acquisition by such Person of Beneficial Ownership of shares of Common Stock from an individual who, on the later of the date hereof and the first public announcement of this Agreement, is the Beneficial Owner of 20% or more of the Common Stock then outstanding if such shares of Common Stock are received by such Person upon such individual’s death pursuant to such individual’s will or pursuant to a charitable trust created by such individual for estate planning purposes unless and until such time as such Person shall become the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person is not then the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding.

With respect to any Person, for all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding shares of Common Stock of which such Person is the Beneficial Owner, shall include the number of shares of Common Stock not outstanding at the time of such calculation that such Person is otherwise deemed to beneficially own for purposes of this Agreement, but the number of shares of Common Stock not outstanding that such Person is otherwise deemed to beneficially own for purposes of this Agreement shall not be included for the purpose of computing the percentage of the outstanding shares of Common Stock beneficially owned by any other Person (unless such other Person is also otherwise deemed to beneficially own for purposes of this Agreement such shares of Common Stock not outstanding).”

(b) The defined term “Passive Institutional Investor” in Section 1(x) of the Rights Agreement is hereby deleted in its entirety and replaced with “[Reserved]”.

(c) All references to “10%” in the Rights Agreement shall be deemed to refer to “20%.”

(d) A new Section 1(ss) is hereby inserted into the Rights Agreement, to read as follows:

““Qualifying Offer” shall mean a fully financed tender offer or an exchange offer, or a combination thereof, in each such case for any and all of the shares of Common Stock of the Company then outstanding for the same per-share consideration, which offer is not subject to any financing or funding conditions; provided that the Company and its stockholders have received an irrevocable, legally binding written commitment of the offeror to consummate, as promptly as practicable upon successful completion of the offer, a second step transaction whereby all shares of Common Stock of the Company not purchased in the offer will be acquired for the same per-share consideration actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any.

For the purposes of the definition of Qualifying Offer, “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (i) firm, unqualified, written commitments from responsible financial institutions or affiliates having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, (ii) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable, legally binding written commitment being provided by the offeror to the Board to maintain such availability until the offer is consummated or withdrawn or (iii) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualifying Offer in accordance with this definition, but subsequently ceases to be a Qualifying Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualifying Offer and the provisions of Section 7(a) shall no longer be applicable to such offer.”

(e) Section 7(a) of the Rights Agreement is hereby amended and restated in its entirety as follows:

“Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate (other than Right Certificates representing Rights that have become null and void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one ten-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which the Rights are exercised, at any time which is both after the Distribution Date and prior to the time (the “Expiration Date”) that is the earliest of (i) the Close of Business on December 29, 2014 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), (iii) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 1(d)(ii)(A)(z) hereof, at which time the Rights are terminated, (iv) the time at which such Rights are exchanged as provided in Section 24 hereof or (v) the time, which shall not be earlier than the hundredth (100th) day after the commencement of the Qualifying Offer, at which a Person, together with such Person’s Affiliates and Associates, accepts, pursuant to the Qualifying Offer, for purchase or exchange at the same per share consideration such number of shares of Common Stock of the Company as would represent, following such acceptance for purchase or exchange and together with any shares of Common Stock owned by such offeror(s), more than 50% of the shares of Common Stock of the Company then outstanding on a fully diluted basis.”

(f) Exhibits B and C to the Rights Agreement shall be deemed amended in a manner consistent with this Amendment.

SECTION 3.  Full Force and Effect.  Except as expressly amended hereby, the Rights Agreement shall continue in full force and effect in accordance with the provisions thereof.

SECTION 4.  Governing Law.  This Amendment shall be deemed to be a contract made under the law of the State of Delaware and for all purposes shall be governed by and construed in accordance with the law of such State applicable to contracts to be made and performed entirely within such State.

SECTION 5.  Counterparts; Effectiveness.  This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.  A signature to this Amendment transmitted electronically shall have the same authority, effect and enforceability as an original signature.  This Amendment shall become effective on the date first referenced above.

SECTION 6.  Descriptive Headings.  Descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

SECTION 7.  Rights Agreement as Amended.  From and after the date hereof, any reference to the Rights Agreement and the Form of Right Certificate attached thereto shall mean such agreement or certificate, as applicable, as amended hereby.

SECTION 8.  Severability.  If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

HERTZ GLOBAL HOLDINGS, INC.,

By:

	Name:	J. Jeffrey Zimmerman
	Title:	Executive Vice President, General Counsel & Secretary

COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent

By:

	Name:	Kevin Laurita
	Title:	Vice President

[Signature Page to amendment to Rights Agreement]

EXHIBIT E

Registration Rights

1.
Demand Registration Rights. The Icahn Group shall be entitled to two (2) demand registrations (whether or not underwritten, with the managing underwriter, if any, to be chosen by the Company, which managing underwriter shall be of national standing and reasonably acceptable to the Icahn Group) in the aggregate; provided that the Company shall only be required to effect one (1) demand registration by the Icahn Group in any 18-month period. The Icahn Group shall have first priority to register and to sell all of the securities that the Icahn Group requested to be registered and/or sold pursuant to any of its demand rights before the Company or any holder of Common Shares that owns at that time at least 10% of the then outstanding Common Shares and is party to a registration rights agreement with the Company (a “10% Holder”) shall be entitled to participate in any such demand registration or sales pursuant to such demand registration, provided that the Company or any such 10% Holder may participate only if such participation would not, in the determination of the managing underwriter, adversely affect the price or success of the Icahn Group’s demand registration. Furthermore, from the date that the Icahn Group delivers a notice to exercise a demand registration until the conclusion of such offering (for a total period of up to 90 days), the Company shall not register any of its Common Shares for sale for its own account or for the account of any other person other than as permitted in clause (2) below (other than pursuant to business combination transactions, employee benefit plans and other customary exceptions to be negotiated and set out in the Registration Rights Agreement).

2.
Piggyback Registration Rights. If the Company at any time proposes to register for sale or sells any Common Shares (or securities convertible into or exchangeable for Common Shares), pursuant to a registration statement, including in each case pursuant to any shelf registration statement (including pursuant to clause (3) below) and including by effecting any underwritten public offering, for its own account or for the account of any other person (collectively, an “ Offering”) (other than pursuant to business combination transactions, employee benefit plans and other customary exceptions to be negotiated and set out in the Registration Rights Agreement), the Icahn Group shall be entitled to participate in such Offering; provided that such party who initiated such Offering shall have first priority to register and sell all of such securities that such party requested to be sold. In the event that such Offering is for the account of (i) the Company, then the Icahn Group and any other person entitled to piggyback registration rights with respect to such registration statement shall be entitled to participate on a pro rata basis based on their relative percentage interests in the Company, and (ii) any other person, then (x) the Icahn Group and any other person entitled to piggyback registration rights with respect to such registration statement shall be entitled to participate on a pro rata basis based on their relative percentage interests in the Company and (y) if the Icahn Group and/or another person exercises piggyback registration rights with respect to such registration statement, the Company shall be entitled to participate on a pro rata basis up to the sum of the number of such securities proposed to be included by (A) the Icahn Group and (B) the other person(s), unless the managing underwriter determines that inclusion of additional securities by the Company above such sum of (A) and (B), will not adversely affect the price or success of such sale by the initiating party, the Icahn Group or any other participating person(s), provided that in all such cases set out in the foregoing clauses (i) and (ii), such participation would not, in the determination of the managing underwriter, adversely affect the price or success of such sale by the initiating party.

3.
Shelf Registration Rights. The Company shall file within sixty (60) days following any request of the Icahn Group (a “Shelf Request”), and shall use its reasonable efforts to have declared effective by the SEC as soon as practicable, a shelf registration statement relating to the offer and sale of all registrable securities then held by the Icahn Group (or their respective affiliates and successors) to the public, from time to time, on a delayed or continuous basis, which registration statement may be a universal shelf registration statement that may also relate to the offer and sale of other securities of the Company (a “Shelf Registration Statement”); provided that if the Company files the Shelf Registration Statement prior to the execution of the Registration Rights Agreement, the Company shall include in such Shelf Registration Statement all the securities held by the Icahn Group on the date of such filing and if on the date of such execution the Shelf Registration Statement is not effective, the Company shall use its reasonable efforts to have the Registration Statement declared effective by the SEC as soon as practicable after such execution. The Company shall be required to effect an underwritten public offering (with the managing underwriter to be chosen by the Company, which managing underwriter shall be of national standing and reasonably acceptable to the Icahn Group) pursuant to a shelf registration statement if the Icahn Group requests to sell at least 5 million Common Shares held by the Icahn Group. If during the 30-day period prior to the date that the Icahn Group initiates an underwritten public offering under any Shelf Registration Statement, the Company has already initiated, and is pursuing in good faith at the time the Icahn Group makes such initiation, an underwritten public offering for its own account (“Company Offering”), then in such event, the Icahn Group shall cease its process for an underwritten public offering and the Company shall have first priority to sell all of the securities that the Company contemplated in such Company Offering, and the Icahn Group and any 10% Holder shall thereafter be entitled to participate in the Company Offering on a pro rata basis based on their relative percentage interests so long as such participation would not, in the determination of the managing underwriter, adversely affect the price or success of the Company Offering; provided that if the Company Offering is not completed within 90 days from the date that the Company notifies the Icahn Group of such Company Offering, the Icahn Group shall be permitted to initiate an underwritten offering which shall no longer be pre-empted by the proposed Company Offering as provided in this sentence. For the avoidance of doubt, if at the time the Icahn Group initiates an underwritten public offering there is no Company Offering and no 10% Holder has initiated an underwritten public offering, then the Icahn Group shall have first priority to sell all of the securities that the Icahn Group requested to be sold before the Company or any 10% Holder shall be entitled to participate in any such underwritten public offering, and the Company or such 10% Holder may participate only so long as such participation would not, in the determination of the managing underwriter, adversely affect the price or success of the Icahn Group’s initiated underwritten public offering.

4.
Term. The registration rights described above shall terminate on the six-month anniversary of the date that both (x) the Icahn Group both beneficially owns in the aggregate less than 22,800,000 Common Shares (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) and (y) there are no longer any Icahn Designees on the Board (such date, the “Termination Date”).

5.
Expenses. In connection with any offerings pursuant to a Registration Statement, the Company shall pay 50% and the Icahn Group shall pay 50% (unless other Persons are offering Common Shares in such Registration Statement, in which case, the Icahn Group and such other Person(s) shall pay such 50% on a pro rata basis in proportion to the number of Common Shares included by the Icahn Group and such Persons in the Registration Statement) of (i) all registration and filing fees, (ii) all fees and expenses of compliance with state securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” laws qualifications of the Common Shares), (iii) printing and duplicating expenses, (iv) fees and expenses of independent accountants retained by the Company for any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters or with any required special audits, (v) the reasonable fees and expenses of any special experts retained by the Company and agreed to by the Icahn Group, (vi) fees and expenses in connection with any review of underwriting arrangements by FINRA, (vii) fees and expenses in connection with listing, if applicable, the Common Shares on a securities exchange or the NYSE, and (viii) all duplicating, distribution and delivery expenses.  In connection with any offerings pursuant to a Registration Statement, the Company shall pay 100% of (i) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties), and (ii) except as provided in clause (iv) in the first sentence of this paragraph, fees and disbursements of counsel for the Company and fees and expenses of independent certified public accountants retained by the Company,  In connection with any offerings pursuant to a Registration Statement, the Icahn Group shall pay 100% of (a) any underwriting fees, discounts or commissions attributable to the sale of their Common Shares in connection with an Underwritten Offering; (b) any out-of-pocket expenses of the Icahn Group including any fees and expenses of brokers or counsel to the Icahn Group; and (c) any applicable transfer taxes attributable to the sale of their Common Shares.

6.
General. The Registration Rights Agreement shall grant registration rights only to the Icahn Group (including, for the avoidance of doubt, affiliates who are assignees). During any time that a member of the Icahn Group possesses material non-public information with respect to the Company, the Icahn Group shall not effect any sales under any registration statement of the Company. The Company shall not be required to use reasonable efforts to cause a registration statement filed pursuant to a demand registration or Shelf Request to be declared effective or keep current a shelf registration statement or permit sales to be made thereunder, or file any prospectus supplement or amendment (other than as required by the periodic report or proxy statement disclosure requirements of the Securities Exchange Act of 1934, including Sections 13 or 15(d) thereof, including Forms 10-K, 8-K, 10-Q or 14A thereunder) if the Company possesses material non-public information and determines in good faith that it need not otherwise make such disclosure or filing. In furtherance of and pursuant to the last proviso of the preceding sentence and following public disclosure by the Company, at such time as the Company no longer possesses material non-public information regarding the Company, the Icahn Group may effect sales under any registration statement, including through an underwritten public offering. All calculations of beneficial ownership for purposes of the Registration Rights Agreement shall be calculated in accordance with Rule 13(d) of the Securities Exchange Act of 1934, as amended.  The Company shall not be required to seek to register Common Shares for the Icahn Group prior to the time that the Company has timely filed all of its periodic reports.